UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 2, 2015

ULTRA CLEAN HOLDINGS, INC.
(Exact Name of Registrant

as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50646 (Commission File Number)	61-1430858 (IRS Employer Identification No.)

26462 CORPORATE AVENUE, HAYWARD, CA (Address of Principal Executive Offices)	94545 (Zip Code)

Registrant’s telephone number, including area code: (510) 576-4400
n/a (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

Acquisition of Marchi Thermal Systems, Inc.

On February 5, 2015, Ultra Clean Holdings, Inc. (“Ultra Clean”), Drake Acquisition Subsidiary, Inc., a wholly-owned subsidiary of Ultra Clean (“Acquisition Subsidiary”), and Marchi Thermal Systems, Inc. (“Marchi”) entered into an Asset Purchase Agreement (the “Purchase Agreement”), pursuant to which Ultra Clean agreed to purchase substantially all of the assets comprising Marchi’s business, and assumed certain liabilities (the “Acquisition”).  The Acquisition closed on February 5, 2015. Pursuant to the Purchase Agreement, Ultra Clean (i) paid $30.0 million in cash (the “Cash Consideration”), subject to certain adjustments as provided in the Purchase Agreement, and (ii) issued 1,437,500 shares of Ultra Clean’s common stock (the “Stock Consideration” and together with the Cash Consideration, the “Purchase Price”).

Approximately $250,000 of the Cash Consideration was withheld for post-closing adjustments to the Purchase Price and as security for Marchi’s indemnification obligations during the holdback period.

Further, pursuant to the Purchase Agreement, Ultra Clean agreed to file with the U.S. Securities and Exchange Commission (the “SEC”) a shelf registration statement covering Marchi’s resale of the shares of Stock Consideration (the “Shelf Registration”), as soon as reasonably practicable, and in any event within 15 days of the closing of the Acquisition.  Ultra Clean is required to use its commercially reasonable efforts to cause the registration statement to be declared effective under the Securities Act of 1933, as amended (the “1933 Act”) as soon as practicable after the closing of the Acquisition.  Ultra Clean is also required to use its reasonable commercial efforts to keep the registration statement continuously effective until the earlier of (i) such date as all of the Stock Consideration has been resold or (ii) such date as all of the shares of Stock Consideration may be resold without registration under the 1933 Act pursuant to Rule 144(b)(1) of the 1933 Act (or any successor or similar rule then in force).

The foregoing summary of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement filed herewith as Exhibit 2.1, which is incorporated herein by reference.

The Purchase Agreement has been included to provide stockholders with information regarding its terms.  It is not intended to provide any other factual information about the parties to the Purchase Agreement.  The Purchase Agreement contains representations and warranties that the parties to the Purchase Agreement made to and solely for the benefit of each other.  The assertions embodied in the parties’ representations and warranties are qualified by information contained in a confidential disclosure schedule that the parties provided each other in connection with the Purchase Agreement.  Accordingly, Ultra Clean stockholders should not rely on representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of the Purchase Agreement and are modified in important part by the disclosure schedule.  Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be reflected in Ultra Clean’s public disclosures.

Credit Agreement

On February 2, 2015, Ultra Clean entered into a credit agreement (the “Credit Agreement”) by and among Ultra Clean, East West Bank, City National Bank and the several lenders from time to time party thereto (collectively, the “Lenders”).   The following description of the Credit Agreement is qualified in its entirety by reference to the full text of the Credit Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

The Credit Agreement provides for a term loan in an aggregate principal amount of $40.0 million (the “Term Loan”) and a revolving credit facility in an aggregate principal amount of $40.0 million (the “Revolving Credit Facility”), a letter of credit facility in the aggregate available amount of $20.0 million (as a sublimit of such Revolving Credit Facility) (the “L/C Facility”) and a swing-line sub-facility in the aggregate availability amount of $5.0 million (as a sublimit of the Revolving Credit Facility) (together with the Term Loan, the Revolving Credit Facility and the L/C Facility, the “Senior Secured Credit Facility”). The Revolving Credit Facility is available for the four-year period beginning on February 2, 2015. Ultra Clean may request an increase to the Term Loan or the Revolving Credit Facility in an aggregate amount of up to $20.0 million, provided certain conditions are met.

On February 2, 2015, Ultra Clean borrowed a total of $40.0 million under the Term Loan and a total of $6,454,675.75 under the Revolving Credit Facility.  The borrowed funds were used to repay amounts outstanding under the Prior Facility (as defined below) as further described under Item 1.02 of this Current Report on Form 8-K, which description is incorporated by reference into this Item 1.01.  On February 5, 2015, Ultra Clean additionally borrowed a total of $29,734,197.86 under the Revolving Credit Facility to finance the Cash Consideration for the Acquisition.

The Term Loan must be repaid in sixteen equal consecutive quarterly installments on the last business day of each calendar quarter, beginning on March 31, 2015. To the extent not previously paid, all then outstanding Term Loans and amounts outstanding under the Revolving Credit Facility are due and payable on the maturity date of the Credit Agreement, which is four years from February 2, 2015.

The Credit Agreement includes customary representations, warranties, covenants and events of default.

Interest

At the option of Ultra Clean, borrowings under the Term Loan and Revolving Credit Facility (subject to certain limitations) bear interest at either a base rate (as defined in the Credit Agreement) or at the London Interbank Offered Rate (“LIBOR”) (with the LIBOR being adjusted for certain Eurocurrency reserve requirements, if any, as described in the Credit Agreement), plus, in each case, an applicable margin ranging from -0.75% to 2.75% based on Ultra Clean’s consolidated leverage ratio. All loans described above made on February 2, 2015 and February 5, 2015 were initially base rate loans.

Guarantors and Collateral

Ultra Clean has agreed to secure all of its respective obligations under the Credit Agreement by granting a first priority lien in substantially all of its assets (subject to certain exceptions and limitations), and each of Ultra Clean Technology Systems and Service, Inc. (“UCTSS”), American Integration Technologies LLC (“American Integration”), UCT Sieger Engineering LLC (“Sieger”), Integrated Flow Systems LLC (“IFS”) and Acquisition Subsidiary (together with UCTSS, American Integration, Sieger and IFS, the “Loan Parties” or “Guarantors”) has agreed to guarantee the obligations of Ultra Clean by granting a first priority lien in substantially all of such Guarantor’s personal property assets (subject to certain exceptions and limitations), all pursuant to the terms of the Guarantee and Collateral Agreement, which is filed as exhibit 10.2 and is incorporated by reference herein.

Covenants

The Credit Agreement requires Ultra Clean to maintain a consolidated fixed charge coverage ratio (as defined in the Credit Agreement) of at least 1.25 to 1.00 as of the beginning of the first fiscal quarter of fiscal 2015. The Credit Agreement requires Ultra Clean to maintain a consolidated leverage ratio (as defined in the Credit Agreement) no greater than 3.50 to 1.00 as of the beginning of the first fiscal quarter of fiscal 2015.

The Credit Agreement also includes other covenants, including negative covenants that, subject to certain exceptions, limit Ultra Clean’s and its subsidiaries’ ability to, among other things: (i) incur additional debt, including guarantees; (ii) create liens upon any of their property; (iii) enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve, or dispose of all or substantially all of their property or business; (iv) dispose of assets; (v) pay subordinated debt; (vi) make certain investments; (vii) incur material liabilities with respect to pension plans or the Employee Retirement Income Security Act of 1974; (viii) enter into swap agreements; (ix) engage in transactions with affiliates; (x) enter into sale and leaseback transactions; (xi) engage in new lines of business; (xii) modify certain material contractual obligations, organizational documents, accounting policies or fiscal year; or (xiii) create or permit restrictions on the ability of any subsidiary of any Loan Party to pay dividends or make distributions to Ultra Clean or any of its subsidiaries.

Mandatory Prepayments

The Credit Agreement also contains provisions requiring the following mandatory prepayments (subject to certain exceptions and limitations): (i) annual prepayments in an amount equal to (a) 33% of excess cash flow (as defined in the Credit Agreement) if the aggregate outstanding principal amount of the Term Loan equals or exceeds $20.0 million and (b) 25% of excess cash flow if the aggregate outstanding principal amount of the Term Loan equals or exceeds $10.0 million but is less than $20.0 million.

The foregoing description is qualified in its entirety by reference to the full text of Exhibits 10.1 and 10.2 hereto.

This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

Item 1.02	Termination of a Material Definitive Agreement.

On February 2, 2015, using proceeds of the Term Loan and the Revolving Credit Facility, Ultra Clean repaid in full all of its and its subsidiaries’ indebtedness and other obligations, totaling $46,454,675.75, under that certain Loan and Security Agreement (the “Loan and Security Agreement”), dated as of July 3, 2012, among Ultra Clean, UCTSS, Ultra Clean Asia Pacific Pte. Ltd. (“UCAP”), American Integration, Silicon Valley Bank, U.S. Bank National Association and the other several lenders party thereto from time to time (collectively, the “Prior Lenders” and the loan documents referenced therein, including the Guarantee and Collateral Agreement (the “Guarantee”) in favor of Silicon Valley Bank, dated as of July 3, 2012, (collectively, the “Prior Facility”).  Concurrently with the repayment, all security interests and liens held by the Prior Lenders and securing the Prior Facility were terminated and released (other than certain indemnification provisions of the Prior Facility that survived termination pursuant to their terms), and the Prior Facility was terminated. UCTSS, UCAP and American Integration are subsidiaries of Ultra Clean.  Fees incurred by Ultra Clean and its subsidiaries in connection with the termination of the Prior Facility were de minimis.

The Prior Facility was described in the Current Report on Form 8-K filed by Ultra Clean on July 10, 2012, and the full text of the Loan and Security Agreement and the Guarantee were filed as exhibits 10.1 and 10.2 thereto.  Such exhibits and description are incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The shares of Stock Consideration issued pursuant to the Purchase Agreement were issued in reliance on the exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.  No general solicitation was involved in connection with the offer and sale of such shares, and Ultra Clean relied upon the representations made by Marchi pursuant to the Purchase Agreement in determining that such exemption was available.

Item 8.01	Other Events.

On February 5, 2015, Ultra Clean announced the signing of the Purchase Agreement and closing of the Acquisition as described in Item 1.01 above. A copy of the press release announcing the signing of the Purchase Agreement and closing of the Acquisition is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.

(b)	Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.

(d)	Exhibits.

Exhibit No.	Description

2.1*	Asset Purchase Agreement, dated as of February 5, 2015, among Ultra Clean Holdings, Inc., Drake Acquisition Subsidiary, Inc. and Marchi Thermal Systems, Inc.
10.1	Credit Agreement, dated as of February 2, 2015, among Ultra Clean Holdings, Inc., East West Bank, City National Bank and the several lenders from time to time party thereto
10.2
Guarantee and Collateral Agreement in favor of East West Bank, dated as of February 2, 2015, made by Ultra Clean Holdings, Inc., Ultra Clean Technology Systems and Service, Inc., American Integration Technologies LLC, UCT Sieger Engineering LLC, Integrated Flow Systems LLC, Drake Acquisition Subsidiary, Inc. and the other Grantors referred to therein and from time to time party thereto

99.1	Press Release of Ultra Clean Holdings, Inc. dated February 5, 2015, announcing the Asset Purchase Agreement
__________________________
*
Pursuant to Item 601(b)(2) of Regulation S-K, the registrant hereby agrees to supplementally furnish to the Securities and Exchange Commission upon request any omitted schedule or exhibit to the Purchase Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRA CLEAN HOLDINGS, INC.
Date:	February 6, 2015	By:	/s/ Kevin C. Eichler
			Name:	Kevin C. Eichler
			Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

2.1*	Asset Purchase Agreement, dated as of February 5, 2015, among Ultra Clean Holdings, Inc., Drake Acquisition Subsidiary, Inc. and Marchi Thermal Systems, Inc.
10.1	Credit Agreement, dated as of February 2, 2015, among Ultra Clean Holdings, Inc., East West Bank, City National Bank and the several lenders from time to time party thereto
10.2
Guarantee and Collateral Agreement in favor of East West Bank, dated as of February 2, 2015, made by Ultra Clean Holdings, Inc., Ultra Clean Technology Systems and Service, Inc., American Integration Technologies LLC, UCT Sieger Engineering LLC, Integrated Flow Systems LLC, Drake Acquisition Subsidiary, Inc. and the other Grantors referred to therein and from time to time party thereto

99.1	Press Release of Ultra Clean Holdings, Inc. dated February 5, 2015, announcing the Asset Purchase Agreement
__________________________
*
Pursuant to Item 601(b)(2) of Regulation S-K, the registrant hereby agrees to supplementally furnish to the Securities and Exchange Commission upon request any omitted schedule or exhibit to the Purchase Agreement.